SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

LEXAR MEDIA, INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000- 31103	33-0723123
(Commission File Number)	(IRS Employer Identification No.)

47421 Bayside Parkway, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

(510) 413-1200
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 7:    Financial Statements And Exhibits.

(c)  Exhibits

Exhibit Number	Description
99.1	Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002

ITEM	9: REGULATION FD DISCLOSURE.

On August 14, 2002, Lexar Media, Inc. submitted to the Securities and Exchange Commission the certifications of its Chief Executive Officer and Chief Financial Officer that appear as exhibits to this Form 8-K. These certifications, which accompanied the filing of Lexar Media’s Form 10-Q for the quarterly period ended June 30, 2002, are being furnished pursuant to Item 9 of Form 8-K solely for the purpose of disclosure pursuant to Regulation FD, and such information shall not be deemed filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or incorporated by reference into any registration statement, report, proxy statement or other document filed by us under such act or under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002	LEXAR MEDIA, INC.

	By:	/s/ ERIC S. WHITAKER
Eric S. Whitaker Vice President, Technology Licensing, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002